Exhibit 10.1

RESOLUTION of THE BOARD OF DIRECTORS

OF

SEEDO CORP.

The following is a true copy of the RESOLUTION duly adopted by the Board of Directors of this Corporation at a special meeting, notice to this meeting having been waived, held on this 10th day of September, 2020;

The Board of Directors which was present for this meeting & took active part therein was:

GIL FEILER, Chairman of the Board

DAVID GROSSMAN

DAVID FREIDENBERG

WHEREAS there has been presented to and considered by this meeting a Motion to appoint Zvi Or-Bach to the Scientific Advisory Board.

NOW THEREFORE BE IT RESOLVED that the corporation having considered this matter, has opened the floor to all those who voice a preference in the issue, and pursuant to DGCL §141, the Directors unanimously has RESOLVED:

That Zvi Or-Bach has been appointed, and accepted his position as Advisor to the Company.

Said Motion is hereby passed and the corporate books, records and the Secretary shall file this Resolution in the corporate records

DATED: 10th September, 2020

DAVID GROSSMAN

DAVID FREIDENBERG

GIL FEILER